INCOME TAXES	12 Months Ended
Sep. 30, 2012
INCOME TAXES [Abstract]
INCOME TAXES

NOTE 8 - INCOME TAXES

We account for income taxes under the provisions of ASC 740-10-25. ASC 740-10-25 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all the relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. ASC 740-10-25 also provides guidance on the accounting for and disclosure of unrecognized tax benefits, interest, and penalties. ASC 740-10-25 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. ASC 740-10-25 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. At September 30, 2012 and 2011 the Company has no unrecognized tax benefits, interest, or penalties.

A summary of our deferred tax is as follows:

	2012	2011
Deferred Tax Assets:
Tax benefit of net operating loss carry forward	$5,637,000	$4,324,000
Unpaid accrued salaries	13,000	24,000
Allowance for doubtful accounts	154,000	113,000
Amortization of leasehold improvements	339,000	271,000
	6,143,000	4,732,000

Less: valuation allowance	(6,143,000)	(4,732,000)

Net deferred tax assets	$-	$-

As of September 30, 2012 we had unused net operating loss carry forwards of approximately $14,993,000 available to reduce our future federal taxable income. Net operating loss carryforwards expire through fiscal years ending 2032. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally a greater than 50% change in ownership).

The valuation allowance at September 30, 2012 was $6,143,000. The increase during fiscal 2012 was approximately $1,411,000.

The table below summarizes the differences between our effective tax rate and the statutory federal rate as follows for fiscal 2011 and 2010. The effective tax rate is 34% Federal and 3.6% State after Federal tax benefit:

	2012	2011
Computed "expected" tax benefit	(34.0)%	(34.0)%
State income taxes, net of federal tax benefit	(3.6)%	(3.6)%
Other permanent differences	13.6%	10.8%
Change in valuation allowance	24.0%	26.8%

Effective tax rate	0.0%	0.0%